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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               AUGUST 18, 1997 (DATE OF EARLIEST EVENT REPORTED)

                          CORNERSTONE PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           NEVADA                          0-10421                       74-2170858
(STATE OR OTHER JURISDICTION
              OF                         (COMMISSION                    (IRS EMPLOYER
       INCORPORATION)                   FILE NUMBER)                 IDENTIFICATION NO.)
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                          CORNERSTONE PROPERTIES INC.
                              126 EAST 56TH STREET
                               NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 605-7100
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

     The Press Release issued by the Registrant, dated August 18, 1997, a copy of which is included with this Form 8-K as Exhibit 99 and Supplemental Information to the Press Release, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
         Exhibit 99 -- Press Release, dated August 18, 1997.
                    -- Supplemental Information to the Press Release
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CORNERSTONE PROPERTIES INC.
                                          (Registrant)

                                          By:       /s/ JOHN S. MOODY

                                            ------------------------------------
                                                John S. Moody, President and
                                                  Chief Executive Officer

Date: August 21, 1997

                                          By:     /s/ THOMAS P. LOFTUS

                                            ------------------------------------
                                              Thomas P. Loftus, Vice President
                                                       and Controller
                                               (Principal Financial Officer)

Date: August 21, 1997